SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported): June 16, 1998


                                   WORLDS INC.
             (Exact Name of Registrant as Specified in its Charter)



          New Jersey                2-31876               22-1848316
(State or Other Jurisdiction of     (Commission           (I.R.S. Employer
Incorporation or Organization)      File Number)          Identification Number)





15 Union Wharf, Boston, MA                                             02109
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (617) 725-8900





(Former Name or Former Address if Changed Since Last Report)

Item 5.  Other Events.

     Closing of Public Offering

     On June 16, 1998, Registrant ("worlds")closed on a public offering raising proceeds (net of commissions)of $1,715,800, through the sale of 1,832,000 shares of its common stock, par value $.001, at a price of $1.00 per share. The offering was made via a prospectus dated May 1, 1998, as supplemented on May 7, 1998. Following the closing, Worlds has 17,981,996 shares outstanding.


     Merger With Unity First Acquisition Corp.

     On June 25, 1998, Worlds entered into an Agreement and Plan of Merger and Reorganization with Unity First Acquisition Corp. a publicly traded "blank check" company ("UFAC"). Consummation of the Merger is subject to a number of conditions, including shareholder approval of both companies. The Merger, if consummated, calls for each share of Worlds being exchanged for .357 shares of UFAC. Worlds' current shareholders will retain ownership of in excess of 75% of the merged company, which will retain the name "Worlds Inc." and will carry on the business of Worlds under the Worlds' current management and Board of Directors.

     Worlds is developing music-oriented content applications for its proprietary 3D Internet technology for consumer markets, as well as developing select business oriented applications. Worlds obtained new financing and management in late 1997.

     Forward-looking Statements. The information herein contains forward-looking statements that involve a number of risks and uncertainties. A number of factors could cause actual results, performances, and achievements of the company, or industry results, to be materially different from any future results, performances or achievements expressed or implied by such forward-looking statements. These factors include, but are not limited to, the competitive environment, inflation, changes in costs of goods and services, economic conditions in general and in the Company's business, demographic changes, changes in the availability of and terms of financing to fund the anticipated growth of the Company's business, demographic changes, changes in the availability of and terms of personnel, changes in the Company's capital expenditure plans, and other factors referenced herein and in the Company's filings with the SEC. In addition, such forward-looking statements included herein do not purport to be predictions of future events or circumstances and may not be realized. Forward-looking statements can be identified, by, among other things, the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "seeks," "anticipates," "intends" or the negative of any thereof, or other variations thereon or comparable terminology, or by discussion of strategy or intentions. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: June 30, 1998

                                                     WORLDS INC.



                                                     By:       /s/______________
                                                          Thomas Kidrin,
                                                          President and CEO